Exhibit 10.2(4)(b)

SECOND AMENDMENT
TO THE
A. H. BELO CORPORATION

CHANGE IN CONTROL SEVERANCE PLAN

THIS SECOND AMENDMENT (the “Amendment”) to the A. H. Belo Corporation Change in Control Severance Plan,  as adopted on January 11, 2008 and amended from time to time (the “Plan”), has been adopted by DallasNews Corporation (formerly known as A. H. Belo Corporation), a Texas corporation (the “Company”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Plan.

W I T N E S S E T H:

WHEREAS, the Company previously adopted the Plan;

WHEREAS,  Section 14 of the Plan provides, in relevant part, that the board of directors of the Company (the “Board”) may amend the Plan from time to time;

WHEREAS,  the Company changed its name from A. H. Belo Corporation to “DallasNews Corporation” (the “Name Change”), effective as of June 29, 2021 (the “Name Change Effective Date”), and desires to amend the Plan to reflect the Name Change; and

WHEREAS,  the Board has authorized an amendment to the Plan to reflect the Name Change, effective as of the Name Change Effective Date.

NOW THEREFORE, effective as of the Name Change Effective Date, the Plan is hereby amended as follows:

1. The name of the Plan shall be amended to be the “DallasNews Corporation Change in Control Severance Plan”  and all references to “A. H. Belo Corporation Change in Control Severance Plan” shall be amended to refer to “DallasNews Corporation Change in Control Severance Plan”.

2. All references to “A. H. Belo Corporation” and “A. H. Belo” shall be amended to refer to “DallasNews Corporation”.

RESOLVED FURTHER, that except as amended hereby, the Plan is specifically ratified and reaffirmed.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has executed this Amendment,  effective as of the Name Change Effective Date.

DallasNews Corporation,
a Texas corporation
A T

By:	/s/ Katy Murray
Name:	Katy Murray
Title:	Executive Vice President/Chief Financial Officer

Signature Page to

Second Amendment to

A. H. Belo Corporation Change in Control Severance Plan